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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): December 8, 2004

                        Phibro Animal Health Corporation
             (Exact name of registrant as specified in its charter)

New York                                 333-64641          13-1840497
(State or other jurisdiction of  (Commission File Number)   (IRS Employer
incorporation)                                              Identification No.)

                                ONE PARKER PLAZA
                           FORT LEE, NEW JERSEY 07024
               (Address of principal executive offices) (Zip Code)

                                 (201) 944-6020
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

         In connection with the completion of Phibro Animal Health Corporation's (the "Company") consent solicitation, commenced on November 18, 2004, with respect to its 105,000 units consisting of $85,000,000 13% Senior Secured Notes Due 2007 (the "U.S. Notes") of the Company and $20,000,000 13% Senior Secured Notes Due 2007 (the "Dutch Notes" and together with the U.S. Notes, the "Existing Notes") of Philipp Brothers Netherlands III B.V. (the "Dutch Issuer" and, together with the Company, the "Issuers"), the Issuers entered into a Second Supplemental Indenture, dated as of December 8, 2004 (the "Supplemental Indenture"), to the Indenture governing the Existing Notes, dated as of October 21, 2003, as supplemented to the date hereof (the "Indenture"), among the Issuers, the guarantors named therein, and HSBC Bank USA, National Association, as trustee.

         The Supplemental Indenture, and the amendments to the Indenture to be effected by the Supplemental Indenture will become operative upon the consummation by the Company of the offering of new U.S. Notes and Dutch Notes (the "Additional Notes") contemplated by amended clause (xx) of Section 4.12 of the Indenture, with Jefferies & Company, Inc. as initial purchaser, on or prior to December 31, 2004. If such offering of Additional Notes is not consummated on or prior to December 31, 2004, then the Proposed Amendments will not become operative.

         The above description of the Supplemental Indenture is not complete and is qualified in its entirety by the full text of the Supplemental Indenture, a copy of which is attached as Exhibit 4.2.2 to this Report and is incorporated herein by reference.

         A copy of a press release issued by the Company on December 9, 2004 announcing that it had received and accepted the requisite consents from the holders of a majority of the Existing Notes, and that the proposed amendments to the Indenture governing the Existing Notes have become effective is attached as
Exhibit 99.1 to this Report.

         Nothing in this Report shall constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, any securities of the Company.

         This Report includes statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company and its affiliates. These statements may relate to, but are not limited to, information and assumptions about capital and other expenditures, dividends, financing plans, capital structure, cash flow, pending legal and regulatory proceedings and claims, including environmental matters, future economic performance, operating income, cost savings, management's plans, goals and objectives for future operations and growth. These forward-looking statements generally are accompanied by words such as "intend," "anticipate," "believe," "estimate," "expect," "should" or similar expressions. It should be understood that these forward-looking statements are necessarily estimates reflecting the best judgment of the Company's senior management, not guarantees of future performance. They are subject to a number of assumptions, risks and uncertainties that

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could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Important assumptions relating to the forward-looking statements include, among others, assumptions regarding demand for the Company's products, the expansion of product offerings geographically or through new applications, the timing and cost of planned capital expenditures, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements also involve risks and uncertainties, which could cause actual results that differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company's ability to control or predict. Such factors include, but are not limited to, the following: the Company's substantial leverage and potential inability to service its debt; the Company's dependence on distributions from its subsidiaries; risks associated with the Company's international operations and significant foreign assets; the Company's dependence on its Israeli operations; competition in each of the Company's markets; potential environmental liability; potential legislation affecting the use of medicated feed additives; extensive regulation by numerous government authorities in the United States and other countries; the Company's reliance on the continued operation and sufficiency of its manufacturing facilities; the Company's reliance upon unpatented trade secrets; the risks of legal proceedings and general litigation expenses; potential operating hazards and uninsured risks; the risk of work stoppages; the Company's dependence on key personnel; and other factors discussed in the Company's filings with the U.S. Securities and Exchange Commission.

         Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Report.

         All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report and any other cautionary statements that may accompany such forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless the securities laws require the Company to do so.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.     Description
4.2.2           Second Supplemental Indenture dated as of December 8, 2004
99.1            Press Release, dated December  9, 2004

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PHIBRO ANIMAL HEALTH CORPORATION

Dated: December 9, 2004             By:     /s/ Richard G. Johnson
                                        ---------------------------------------
                                                  Richard G. Johnson,
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
4.2.2          Second Supplemental Indenture dated as of December 8, 2004
99.1           Press Release, dated December 9, 2004